Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement dated April 8, 2013 to the
Statutory Prospectuses for Administrative Class, Institutional Class and Class A, Class B, Class C, Class D,
Class P and Class R Shares of all series of Allianz Funds except for AllianzGI Money Market Fund
Dated August 29, 2012 (as revised April 1, 2013)
Disclosure Relating to AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund,
AllianzGI Global Commodity Equity Fund, AllianzGI Global Small-Cap Fund, AllianzGI Income & Growth
Fund, AllianzGI International Managed Volatility Fund, AllianzGI Large-Cap Growth Fund, AllianzGI Mid-
Cap Fund, AllianzGI Opportunity Fund, AllianzGI Technology Fund, AllianzGI U.S. Managed Volatility
Fund and AllianzGI Wellness Fund
The section labeled “Allianz Global Investors U.S. LLC (“AGI U.S.”)” in the table of Sub-Advisers under the subsection “Management of the Funds — Sub-Advisers” is hereby revised in its entirety as follows:

Allianz Global Investors U.S. LLC (“AGI U.S.”)
600 West Broadway San Diego, CA 92101	AllianzGI Emerging Markets Opportunities, AllianzGI Income & Growth, AllianzGI International Managed Volatility, AllianzGI Opportunity, AllianzGI U.S. Managed Volatility;
555 Mission Street, Suite 1700 San Francisco, CA 94105	AllianzGI Focused Growth, AllianzGI Global Commodity Equity, AllianzGI Global Small-Cap, AllianzGI Large-Cap Growth, AllianzGI Mid-Cap, AllianzGI Technology and AllianzGI Wellness Funds (the “AGI U.S. Funds”)
Disclosure Relating to AllianzGI Income & Growth Fund
Within the “Principal Investments and Strategies of Each Fund” section of the Prospectus, the subsection relating to the AllianzGI Income & Growth Fund entitled “Principal Investments and Strategies-Approximate Number of Holdings” is hereby changed from “150-300” to “150-350”.
Disclosure Relating to AllianzGI Opportunity Fund
Within the Fund Summary relating to AllianzGI Opportunity Fund (the “Fund”) in the Prospectus, the subsection entitled “Principal Investment Strategy” is hereby restated in its entirety as follows:
The Fund seeks to achieve its objective by normally investing at least 65% of its assets in common stocks of small-cap companies with market capitalizations comparable to those of companies included in the Russell 2000 Index (between $33 million to $5.3 billion as of January 31, 2013). The portfolio managers apply a systematic approach to individual stock selection and portfolio optimization. The portfolio managers utilize a quantitative process to focus on stocks of companies that exhibit positive change, sustainability, and timely market recognition. The investment process begins by assigning each of the approximately 2,000 stocks that the portfolio managers consider to constitute the U.S. small-cap universe a score from the team’s “alpha” model, which seeks to rank issuers on their potential to generate returns in excess of broader market movements. Quantitative factors in the “alpha” model are grouped into three broad categories: positive change, sustainability and timeliness. The portfolio managers then use a risk model and optimization program to create a portfolio that balances alpha (the stocks with the strongest alpha scores) and risk expectations. The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, if the Fund’s investment in an industry becomes significantly overweight relative to its benchmark, or when a more attractive investment candidate is available. The Fund may invest in securities issued in initial public offerings (IPOs) and up to 15% of its assets in non-U.S. securities (without limit in American Depositary Receipts (ADRs)).
Within the Fund Summary relating to the Fund in the Prospectus, the subsection entitled “Management of the Fund — Portfolio Managers” is hereby deleted and replaced with the following:
Mark P. Roemer, portfolio manager and director, has managed the Fund since 2013.
Jeff Parker, portfolio manager, managing director and CIO for New York and San Diego based equity strategies, has managed the Fund since 2013.
Effective April 8, 2013, the Russell 2000 Index will become the performance benchmark for the Fund. The Fund’s performance table will be revised to add the following:
Average Annual Total Returns (for periods ended 12/31/11)

				Fund Inception
	1 Year	5 Years	10 Years	(2/24/84)

Russell 2000 Index*	-4.18%	0.15%	5.62%	9.02%

*	The Russell 2000 Index replaced the Russell 2000 Growth Index as the Fund’s primary benchmark as of April 8, 2013 to reflect certain changes to the Fund’s investment strategy.
Within the “Principal Investments and Strategies of Each Fund” section of the Prospectus, the subsection relating to the Fund entitled “Principal Investments and Strategies-Approximate Primary Capitalization Range” is hereby changed from “Less than $2 billion” to “Approximately that of the Russell 2000 Index”.
Within the “Principal Investments and Strategies of Each Fund” section of the Prospectus, the subsection relating to the Fund entitled “Principal Investments and Strategies-Fund Category” is hereby changed from “Growth Stocks” to “Blend Stocks”.
Within the “Principal Investments and Strategies of Each Fund” section of the Prospectus, the subsection relating to the Fund entitled “Principal Investments and Strategies-Approximate Number of Holdings” is hereby changed from “70-110” to “90-150”.
Within the “Principal Investments and Strategies of Each Fund” section of the Prospectus, the paragraphs in the subsection entitled “Principal Investments and Strategies” relating to the Fund are hereby restated as follows:
The Fund seeks to achieve its objective by normally investing at least 65% of its assets in common stocks of small-cap companies with market capitalizations comparable to those of companies included in the Russell 2000 Index (between $33 million to $5.3 billion as of January 31, 2013). Although the Fund focuses its investments on common stocks of small-cap companies, there may be significant exposure to mid-cap or larger stocks in the portfolio.
The portfolio managers apply a systematic approach to individual stock selection and portfolio optimization. Through their research platform, the team utilizes a quantitative process to identify stocks of companies that they believe exhibit positive change, sustainability, and timely market recognition. The investment process begins by assigning each of the approximately 2,000 stocks that the portfolio managers consider to constitute the U.S. small-cap universe a score from the team’s “alpha” model, which seeks to rank issuers on their potential to generate returns in excess of broader market movements. Quantitative factors in the model are grouped into three broad categories: Positive Change (accelerating earnings expectations, and recent analyst upgrades), Sustainability (improving cash flows, attractive valuation and improving balance sheet quality) and Timeliness (relative strength, investor sentiment and industry strength).
The strategy incorporates risk forecasts through an optimization process that is designed to create a portfolio that balances alpha (the stocks with the strongest alpha scores) and risk expectations. The investment team reviews each stock recommended by the optimization process as a fundamental check during the portfolio construction process. This fundamental check incorporates late-breaking information that may not yet be incorporated into the model’s forecasts and is intended to reduce risk in the final portfolio.
Industry weightings are periodically evaluated versus the Fund’s benchmark, which is currently the Russell 2000 Index; the portfolio managers may trim positions in industries that become significantly overweight relative to the benchmark and may sell a security when an alternative investment opportunity is deemed more attractive. The portfolio managers seek to diversify the portfolio among different industries, though the Fund may from time to time invest significantly in related industries.
The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.
In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.
The information relating to the Fund contained in the table in the subsection “Management of the Funds — Sub-Advisers — AGI U.S.” in the Prospectus is deleted and replaced with the following:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Opportunity Fund	Mark. P. Roemer	2013	Mr. Roemer is a portfolio manager and director with Allianz Global Investors, which he joined in 2001. He has portfolio-management and research responsibilities for the Systematic team. Mr. Roemer has more than 18 years of investment-industry experience. He previously worked at Barclays Global Investors as a principal and a US equity product manager, and at Kleinwort Benson Investment Management

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
			of London. Mr. Roemer has a B.S. from Virginia Tech, an M.S. from Stanford University and a master’s in finance from the London Business School.

	Jeff Parker	2013	Mr. Parker is a portfolio manager, managing director and Chief Investment Officer for New York and San Diego based equity strategies at Allianz Global Investors, which he joined in 1999. He previously worked at Eagle Asset Management where he managed equity accounts as an assistant portfolio manager, and at Andersen Consulting as a senior consultant, specializing in healthcare and technology.
The section entitled “Additional Performance Information— Index Descriptions” in the Prospectus is hereby amended to include the information set forth below:
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement dated April 8, 2013
to the Statement of Additional Information (the “SAI”)
of all series of Allianz Funds except for AllianzGI Money Market Fund
Dated August 29, 2012 (as revised January 28, 2013) (as supplemented thereafter)
Disclosure Relating to AllianzGI Opportunity Fund
     The subsection captioned “AGI U.S.” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is revised to indicate that Michael Corelli no longer serves as a portfolio manager of the Fund and that Mark P. Roemer (Lead) and Jeff Parker share responsibility for the management of the Fund.
     Information regarding other accounts managed by Mr. Roemer and Mr. Parker, as well as their ownership of securities of the Fund, is each as of December 31, 2012, is provided below.
          Other Accounts Managed

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Mark P. Roemer	0	0	10	129.1	1	21.3
Jeff Parker	0	0	0	0	0	0
          Accounts and Assets for which Advisory Fee is Based on Performance

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Mark P. Roemer	0	0	0	0	0	0
Jeff Parker	0	0	0	0	0	0
          Securities Ownership

AllianzGI Opportunity	Dollar Range of Equity Securities
Mark P. Roemer	None
Jeff Parker	$100,000 – 500,000
Please retain this Supplement for future reference.